                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                  FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

                              INVESTMENT COMPANIES

Investment Company Act file number  811-05083

           VAN ECK VIP TRUST - VAN ECK VIP MULTI-MANAGER ALTERNATIVES FUND
               (Exact name of registrant as specified in charter)

                     335 Madison Avenue, New York, NY 10017
               (Address of principal executive offices) (Zip code)

                         Van Eck Associates Corporation
                     335 MADISON AVENUE, NEW YORK, NY 10017
                     (Name and address of agent for service)

Registrant's telephone number, including area code: (212) 293-2000

Date of fiscal year end:  DECEMBER 31

Date of reporting period: DECEMBER 31, 2011

Item 1. Report to Shareholders

ANNUAL REPORT
D E C E M B E R 3 1 , 2 0 1 1

Van Eck VIP Trust

Van Eck VIP Multi-Manager Alternatives Fund

The information contained in this shareholder letter represents the personal opinions of the investment team members and may differ from those of other portfolio managers or of the firm as a whole. This information is not intended to be a forecast of future events, a guarantee of future results or investment advice. Also, unless otherwise specifically noted, any discussion of the Fund’s holdings and the Fund’s performance, and the views of the investment team members are as of December 31, 2011, and are subject to change.

VAN ECK VIP MULTI-MANAGER ALTERNATIVES FUND

PRIVACY NOTICE

At Van Eck Global, we respect our clients’ right to privacy. In order for us to provide efficient service for our customers, we collect and maintain certain personal information about you (including transaction history, name, social security number, address, etc.). This information is collected via investment applications, written and oral communications between you or your representatives and us, trades through financial institutions, web site requests, or other forms you may have provided in order to receive information from us or process a transaction.

Please be assured that we do not share this information with any third parties, with the exception of our service providers, certain government agencies, and other non-affiliated parties for our everyday business purposes, such as to process transactions, maintain accounts, respond to court orders and legal investigations, or report to credit bureaus.

Service providers may include but are not limited to transfer agents, custodians and mailing services that are authorized to use this information to carry out services for which we hire them; they are not permitted to share this information for other purposes. Information may be shared with our affiliates (other Van Eck Companies) as permitted by law. However, we limit access to your information to authorized employees only. Be assured that we maintain physical, electronic and procedural safeguards to protect your non-public personal information.

By law, we are required to notify you of any plans to disclose your nonpublic personal information to a non-affiliated third party. We have no current plans to make any such disclosure; however, at any time this might occur in the future, you would be given the opportunity to “opt out.”

For further information or questions regarding our privacy policies, please contact us at 1.800.221.2220.

VAN ECK VIP MULTI-MANAGER ALTERNATIVES FUND

Dear Shareholder:

The Initial Class shares of the Van Eck VIP Multi-Manager Alternatives Fund (the “Fund”) declined 2.27% for the twelve months ended December 31, 2011, significantly outperforming its benchmark, the HFRX Global Hedge Fund Index1, which declined 8.87%. The S&P® 500 Index2 gained 2.11% for the same period.

The Fund is a hedge-style mutual fund that can allocate among long/short equity, distressed debt, market neutral, global macro, managed futures and other investment strategies. Our investment team — which averages more than eight years’ experience in managing a multi-manager, hedge-style mutual fund strategy — manages the Fund with a goal of consistent returns, low beta3 and low volatility. Throughout the annual period, we continued to search for alpha4-generating strategies with repeatable processes that exist within stable business models. While the Fund was at the higher end of its beta range (typically 0.1-0.35 to the S&P 500 Index) for a good portion of the first half of the year, we tactically reduced beta during the month of May. This benefited the Fund through most of June and the extremely challenging third quarter. Even as broad market conditions improved during the fourth quarter, we maintained the Fund’s more defensive stance such that at the end of the period, the Fund remained at the lower end of its beta range. The mutual fund structure of the Fund provides portfolio transparency, daily valuation and liquidity unlike many unregistered hedge funds.

Market and Economic Review

For several reasons, 2011 overall was a nightmare for actively managed funds. First, big, multi-national companies proved to be the outperformers, and small-cap innovative companies lagged. To illustrate, the Dow Jones Industrial Average5 gained 8.34%, while the Russell 2000® Index6 declined 4.18%. This disparate performance proved to be a challenge, as most long/short strategies tend to favor smaller companies that are underfollowed by Wall Street and tend to hedge using broad index-based exchange-traded funds (ETFs) and individual large companies that may have more trouble innovating due to their size. Indeed, as evidence, the HFRX Equity Hedge Index7 posted a return of -19.08% for the annual period.

Another factor challenging actively managed funds during the annual period was government intervention, which caused unpredictable fluctuations in the prices of securities. This especially held true for model-based strategies that are not nimble enough to maneuver around government interventions.

Lastly and perhaps most importantly for long/short strategies, equities were highly correlated throughout the year. Such high correlation makes alpha generation difficult for a value-oriented manager. If “good” and “bad” companies are moving together, it is difficult to add value through individual stock selection. The reason for the high level of correlation can be attributed to the macro-driven market conditions that persisted throughout the year. Massive global government debt, especially in Europe, evoked fear in the markets, leading to elevated volatility and government intervention. This is known as a “risk on/risk off” environment wherein assets tend to move in lockstep, one direction or the other. Therefore, as market participants ignored fundamentals and focused instead on exogenous events, even money managers who did their homework via in-depth research and analysis were not rewarded.

Fund Review

Despite posting negative absolute returns for the annual period, the Fund significantly outperformed the HFRX Global Hedge Fund Index on a relative basis. Importantly, the Fund did so with similar volatility to the HFRX Global Hedge Fund Index and substantially less volatility than the S&P 500 Index. Specifically, the Fund had a standard deviation8 of 4.17% versus 4.89% for HFRX Global Hedge Fund Index and 15.94% for the S&P 500 Index. The Fund’s beta of just 0.21 to the S&P 500 Index was on par with the HFRX Global Hedge Fund Index’s comparable beta of 0.26. (All figures are based on monthly data.)

During the annual period, we broadened the diversification of the Fund’s portfolio by adding five new sub-advisers — Millrace Asset Group, Inc. (“Millrace”) and Coe Capital Management, LLC (“Coe”), long/short equity managers that each have a long track record of strong alpha generation in various market conditions; Acorn Derivatives Management Corp. (“Acorn”), a firm that employs an option strategy that attempts to outperform in flat to down markets and protect capital in bull markets by lightening exposure and even exiting the markets at times; and Tiburon Capital Management (“Tiburon”), a long/short event-driven strategy that invests across the capital structure of companies. We also hired Medley Credit Strategies, LLC (“Medley,” f/k/a Viathon Capital, LLC).

We added two hedge-style mutual fund investments in March. The first is Marketfield Fund (“Marketfield”), a discretionary macro, long/short equity strategy. The second is AQR Diversified Arbitrage Fund (“AQR Diversified Arbitrage”), which utilizes a research-driven strategy with a strict process and investment parameters to invest across three different types of arbitrage — merger arbitrage, convertible arbitrage and event-driven arbitrage, which includes arbitrage opportunities that may arise from corporate spin-offs, high yield corporate bonds, dual-class securities, closed-end funds and more. During the second half of the annual period, we reinitiated a Fund position in Loomis Sayles Bond Fund, a long only actively managed fixed income fund in which the Fund had been invested until we sold out of it in November 2010.

We redeemed from several strategies that we felt would continue to struggle should the macroeconomic-driven investment environment persist as anticipated. Within the arbitrage strategy, we redeemed from The Arbitrage Fund (“Arbitrage”) in January and parted ways from Centaur Performance Group, LLC (“Centaur”) in March. We also redeemed from two investments in the global macro strategy. The Luxcellence-Virtuoso Fund (“Virtuoso”), run by Old Park Capital through a UCITS III structure, liquidated in September with final payment to the Fund expected March 2012. We redeemed our allocation to Sub-Adviser Dix Hills Partners (“Dix Hills”) in November. Each produced disappointing results during the period in which they had Fund assets allocated to them.

As of December 31, 2011, the Fund had assets allocated to six sub-advisers and was invested in a variety of open-end mutual funds, ETFs, UCITS9 Funds, a structured note and individual equity securities.

Long/Short Equity Strategy
The Fund’s long/short equity investments outperformed the HFRX Equity Hedge Index in aggregate during the annual period but trailed the S&P 500 Index.

Sub-Adviser Coe (9.18% of Fund net assets†) was the best performer within this strategy. Its nimble active management style and its event-driven nature enabled the sub-adviser to avoid value traps and to generate positive returns for the Fund since beginning to manage assets in the third week of June. Coe is a long/short equity strategy focused on small/mid-cap U.S. equities, but it is highly catalyst-driven in nature, trading around various events that may cause fluctuations in prices. While the period was a challenging one, filled with ups and downs and enormous volatility, there were still good long and short opportunities. August and September proved to be rather difficult months for Coe, as correlations moved toward one, and companies began to trade on sentiment versus underlying fundamentals. Coe took that opportunity to reassess its holdings and expanded exposure in its highest conviction ideas. This laid the groundwork for its strong final three months of the year, as companies once again were either rewarded or punished based on their actual results. Though Coe is a bottom-up investor and its portfolio exposure is driven by in-depth research on individual securities, its top performing sectors during the period on the long side were consumer discretionary and industrials. On the short side, Coe’s top winners also came from the consumer discretionary and industrials sectors of the market as well as from the information technology sector.

Sub-Adviser Primary Funds LLC (“Primary”) (5.37% of Fund net assets†) generated double-digit negative returns for the annual period, challenged by non-fundamental factors that greatly influenced the equity markets and created unprecedented volatility. Primary’s constructive posture towards an improving economy and better company fundamentals bolstered its returns in the first quarter of 2011. However, that same pro-cyclical exposure proved problematic as concern over sovereign debt swiftly took apart risk assets. Primary bore the brunt of a “risk off” market in August and September when it had high cyclical exposure. While Primary allowed for increased risk in the development of its cyclical bets, it mistakenly reduced risk at the market nadir in October. Thus, the sub-adviser was not in a position to recapture the losses when the market recovered at the end of the year. That said, Primary continued to develop long exposure with a U.S.-centric focus, while maintaining short exposure to more global companies. Important domestic themes supporting long positions included infrastructure build-out varying from pipelines and oil and gas production to communication services and commercial facilities retrofit. Other long positions included mobile Internet software and nanotechnology tool companies. Toward the end of the annual period, Primary became more constructive on the banking sector, focusing on banks with the highest quality balance sheets. It also had significant exposure to pharmacy companies where generic pharmaceuticals trends were enhancing profitability. Several short positions were defined by excessive valuation in the context of global exposure, including companies in aerospace, specialty chemicals and enterprise software. Primary also held short position in domestic health care services companies as utilization trends are negatively impacted by economically sensitive consumers.

Sub-Adviser Millrace (7.39% of Fund net assets†), which began trading for the Fund at the beginning of June, utilizes a fundamental, bottom up, long/short equity strategy focused on small/mid-cap U.S. equities. In the months since funding this sub-adviser, Millrace generated negative returns that underperformed the Fund’s benchmark. On the heels of solid second quarter earnings reports from many of its long positions, when 67% of the companies in its portfolio beat Wall Street estimates by an average of 34%, Millrace underestimated the selling pressure that began in August. The possible demise of the euro and an irrational path in search of a solution to Europe’s sovereign debt problems led to an on again, off again, macro-driven market. Millrace found that its style of fundamental investing did not fare well in such an

VAN ECK VIP MULTI-MANAGER ALTERNATIVES FUND

environment, especially when smaller companies lacked trading liquidity. These market forces persisted in the fourth quarter of 2011. Illustrating the volatility, five of Millrace’s top ten long positions as of December 31 advanced 30% or more in the fourth quarter followed by declines of 20% or more. With correlation in small-cap stocks hitting a record high, Millrace was particularly challenged. Another factor in Millrace’s results was that its short exposure was comprised of slightly larger capitalization companies with higher trading liquidity that did not collapse as smaller companies did when market pressure was intense. At the end of 2011, Millrace’s largest sector weightings on a net basis were information technology, industrials and health care.

Clearly, it was a difficult year for traditional long/short equity strategies. To that end, we reduced the Fund’s exposure to Primary and Millrace by the end of the annual period.

The Fund’s long/short equity mutual fund holding, Highland Long/Short Equity Fund (“Highland”) (sold by Fund at yearend), was also a disappointment, declining marginally during the annual period.

Fixed Income Strategy

We significantly reduced the Fund’s exposure to the fixed income strategy during the first half of the year, primarily by redeeming positions in several actively managed fixed income funds. High yield corporate debt had had a run of strong performance in 2009 and 2010, and we felt that better risk/reward opportunities lay elsewhere. However, during the second half of the annual period, we began to increase exposure to high quality, actively managed credit.

Sub-Adviser Medley (9.76% of Fund net assets†) was the Fund’s largest allocation within this strategy. Medley maintained a defensive positioning throughout the year. This resulted in low beta, low volatility and slow but steady performance, finishing the year with positive returns despite a disappointing final quarter. More specifically, Medley entered 2011 with an optimistic short-term outlook and a long-risk bias. During January, several of its positions performed well, as risk assets were well bid. Medley took advantage of these higher prices to take profits and reduce its long-risk bias. The credit markets actually remained well bid during most of the first half of the year, but Medley viewed the risk-reward balance as poor and thus positioned its portfolio with a slightly short-risk bias. It maintained that short-risk bias through the end of November, before gradually increasing to a modestly long-risk exposure heading into the new year. During the third and fourth quarters of 2011, there were unusually high asset correlations. This “risk on/risk off” phenomenon impacted returns in Medley’s core short and core long strategies, as this approach tends to perform best in a lower correlation environment. Accordingly, Medley began to focus more time and effort in the last months of the annual period on its special situation and tactical sub-strategies, as these strategies are expected to have lower correlations to overall market returns.

As mentioned earlier, we re-established a position in the Loomis Sayles Bond Fund (5.46% of Fund net assets†) during the second half of the annual period. The Fund’s investment committee had become a bit more comfortable with relatively high grade U.S. credit.

We also funded Tiburon (6.45% of Fund net assets†), an event-driven strategy that has the ability to invest across the capital structure of companies, during the second half of the annual period. In the months since funding this sub-adviser, Tiburon was profitable for the Fund, generating solid positive returns. Tiburon remained quite cautious about allowing much beta into its portfolio, seeking to discern between reasonable risk-adjusted return prospects and those that appeared to be unadulterated bets. Tiburon’s alpha came from what it calls revaluation catalysts, or those events that will move a security to fair value in a step-function change, as and when they occur. The sub-adviser believes the dynamism with which it can allocate agnostically among its three sub-strategies-special situations, stressed-distressed and indenture arbitrage, long or short anywhere in a capital structure, served it well. Also, its core position trading ethos had Tiburon defenders of net asset value, actively trading to take unsustainable gains or limit downside from foreseeable market developments.

Global Macro Strategy

During the annual period, we redeemed two global macro investments, Dix Hills and Virtuoso, and added Marketfield (5.66% of Fund net assets†), a traditional discretionary macro fund managed by Michael Aronstein. Mr. Aronstein took the contrarian bet that the U.S. would outperform emerging markets in 2011. This hypothesis proved to be correct, helping Marketfield to perform well.

The Fund also had a global macro investment in the AC-Risk Parity 12 Vol (11.59% of Fund net assets†) and 7 Vol Funds (sold during the period) (“Risk Parity Funds”) through an open-end UCITS III structure. The Risk Parity Funds were by far the Fund’s top performer for most of the annual period but came crashing down to earth in September, posting poor returns for the remainder of the year to end the annual period with marginally positive returns. Some of the drawdown can be attributed to the correlation — and negative performance — of four asset classes that are typically uncorrelated, namely equities, U.S. Treasuries, interest rates and commodities.

Arbitrage Strategy
The arbitrage strategy generated slightly positive returns in aggregate for the Fund during the annual period.

Sub-Adviser Acorn (5.32% of Fund net assets†), hired in May 2011, looks to exploit the constant overpricing of S&P 500 Index options through a call spread trade. Acorn seeks to use the risk/reward of this overpricing to its advantage, employing discretionary research to help dictate sizing of positions as well as when to enter and exit trades. During the second half of the annual period, when Acorn had begun trading for the Fund, the S&P 500 Index traded in a range that had increased to 23% compared to a narrow 9% range during the first half of 2011, and the VIX10, a measure of volatility in the S&P 500 Index, averaged over 30 compared to 18 during the first half. There were extreme swings in volatility reminiscent of 2008. Indeed, in just three weeks during the summer of 2011, the VIX exploded from a low of 17 to a high of 48. As the impact of the Federal Reserve Board’s second round of quantitative easing dissipated with the program’s expiration on June 30, the factors driving volatility reverted to their traditional market-oriented forces, which were accurately captured by Acorn’s investment process. This allowed the sub-adviser to successfully navigate these episodes of volatility.

TFS Market Neutral Fund (“TFS”) (7.04% of Fund net assets†) finished the year relatively flat, a victory considering it maintained a long bias in the small-cap segment of the equity market, which declined during the annual period overall.

EMERALD 2X (Equity MEan Reversion ALpha InDex) (5.07% of Fund net assets†), a “rules based” volatility arbitrage strategy through notes that were structured by Deutsche Bank, seeks to capture returns from mean-reversion of the S&P 500 Index during the course of a single week. EMERALD generated positive returns in 2011, as daily volatility exceeded weekly volatility more often than not during the annual period overall.

AQR Diversified Arbitrage (6.19% of Fund net assets†), as mentioned earlier, was a new position for the Fund, established early in the year to help reduce the Fund’s overall beta and volatility without resorting to cash. AQR Diversified Arbitrage, in the view of the investment committee, had the benefit of investing through three separate arbitrage strategies, not just merger arbitrage. Thus when mergers are lacking or low in quality, its investment team can skew the strategy elsewhere. AQR Diversified Arbitrage disappointed somewhat but did manage to finish the annual period with positive returns, and it outperformed the HFRX Merger Arbitrage Index.11

Emerging Markets Strategy

The Fund’s emerging markets exposure detracted from its results in 2011, as emerging market equities lagged their U.S. and developed international equity counterparts during the annual period. Within the sleeve, the Fund was heavily weighted toward small-cap equities on the long side and large-cap equities on the short side. Just as this positioning hurt a couple of the Fund’s long/short equity managers, it also hurt the Fund’s emerging markets portfolio, as the long positions generally underperformed the short positions. Despite the negative absolute performance, the Fund’s emerging markets strategy in aggregate did outperform the iShares MSCI Emerging Markets Index Fund[12]. Also, it is worth noting that the Fund’s emerging markets strategy ended the year with strong performance. We had reduced exposure to a couple of long exchange-traded funds and added to the Fund’s short exposure in November, such that the emerging markets equity sleeve was actually net short emerging markets on a notional basis throughout December, when adjusting for levered exchange-traded fund exposure. Thus, while the sleeve ended the year with approximately 4% of Fund assets compared to about 8% at the start of the year, we clearly made some advantageous changes. The Fund’s individual long names within this sleeve also performed well in December, contributing to gains.

Tactical Strategy

The Fund’s tactical, or opportunistic, strategy sleeve was far and away the strongest performing segment of the Fund during the annual period. Much of the Fund’s returns were generated from short positions, as the Fund had opportunistically been short banks in Spain, Portugal, Ireland and Germany, where sovereign debt crises and slower economic growth made headlines. We tactically added to these positions after periods of short covering when the banks’ shares bumped into resistance levels, and we took profits when targets were hit. We also benefited from a few well-timed hedges, both broad market and individual sector, and from some short-term closed-end fund positions on the long side as we sought to take advantage of discounts to net asset value. While the tactical strategy remained a relatively small sleeve for the Fund, it not only enhanced its overall performance but also continued to be an effective tool to manage the beta and standard deviation targets of the Fund.

Outlook

Going forward, we intend to continue to seek to allocate the Fund’s capital to the best risk/reward strategies given current economic and other macro conditions. We believe the risk on/risk off market environment of 2011, driven by exogenous issues and events, will likely persist until government debt is purged back to levels where economies can growth healthfully

VAN ECK VIP MULTI-MANAGER ALTERNATIVES FUND

again. It is our view that this will happen country by country, some in better shape than others and some resorting to better solutions than others. Until then, we intend to continue to steer the Fund’s portfolio away from buy and hold value managers and toward nimble, trading-oriented strategies, macro strategies, yield generating strategies and niche arbitrage strategies. The Fund’s beta at the end of the annual period was at the lower end of its targeted range and will probably remain that way until or unless the macro environment changes. That said, going forward, we intend to look to opportunistically cover some of our hedges as the market appeared to be shaking off recent economic headwinds.

As the Fund implements a fund-of-funds strategy, an investor in the Fund will bear the operating expenses of the “Underlying Funds” in which the Fund invests. The total expenses borne by an investor in the Fund will be higher than if the investor invested directly in the Underlying Funds, and the returns may therefore be lower. The Fund, the Sub-Advisers and the Underlying Funds may use aggressive investment strategies, including absolute return strategies, which are riskier than those used by typical mutual funds. If the Fund and Sub-Advisers are unsuccessful in applying these investment strategies, the Fund and you may lose more money than if you had invested in another fund that did not invest aggressively. The Fund is subject to risks associated with the Sub-Advisers making trading decisions independently, investing in other investment companies, using a particular style or set of styles, basing investment decisions on historical relationships and correlations, trading frequently, using leverage, making short sales, being non-diversified and investing in securities with low correlation to the market. The Fund is also subject to risks associated with investments in foreign markets, emerging market securities, small cap companies, debt securities, derivatives, commodity-linked instruments, illiquid securities, asset-backed securities and CMOs.

We appreciate your investment in the Van Eck VIP Multi-Manager Alternatives Fund, and we look forward to helping you meet your investment goals in the future.

Investment Team Members:

Stephen H. Scott	Jan F. van Eck	Michael F. Mazier	Scott Schaffran
Co-Portfolio Manager	Co-Portfolio Manager	Analyst	Analyst

†	All Fund assets referenced are Total Net Assets as of December 31, 2011.

All indices listed are unmanaged indices and include the reinvestment of all dividends, but do not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. An index’s performance is not illustrative of the Fund’s performance. Indices are not securities in which investments can be made.

[1]

HFRX Global Hedge Fund Index is designed to be representative of the overall composition of the hedge fund universe. It is comprised of eight strategies: convertible arbitrage, distressed securities, equity hedge, equity market neutral, event driven, macro, merger arbitrage, and relative value arbitrage. The strategies are asset weighted based on the distribution of assets in the hedge fund industry.

[2]	S&P® 500 Index consists of 500 widely held common stocks, covering industrials, utility, financial and transportation sectors.

[3]

Beta is a measure of sensitivity to market movements. A beta higher than 1 indicates that a security or portfolio will tend to exhibit higher volatility than the market. A beta lower than 1 indicates that a security or portfolio will tend to exhibit lower volatility than the market.

[4]

Alpha is a measure of an investment’s performance over and above the performance of other investments of the same risk. A stock with an alpha of 1.25 is projected to rise by an annual premium of 1.25% above its comparable benchmark index.

[5]

Dow Jones Industrial Average is the most widely used indicator of the overall condition of the stock market. It is a price-weighted average of 30 actively traded blue chip stocks, primarily industrials. The 30 stocks are chosen by the editors of the Wall Street Journal (which is published by Dow Jones & Company), a practice that dates back to the beginning of the century.

[6]

Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000 is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership.

[7]

HFRX Equity Hedge Index is designed to be representative of equity hedge strategies used in the hedge fund universe. Equity Hedge strategies maintain positions both long and short in primarily equity and equity derivative securities. A wide variety of investment processes can be employed to arrive at an investment decision, including both quantitative and fundamental techniques; strategies can be broadly diversified or narrowly focused on specific sectors and can range broadly in terms of levels of net exposure, leverage employed, holding period, concentrations of market capitalizations and valuation ranges of typical portfolios. Equity Hedge managers would typically maintain at least 50%, and may in some cases be substantially entirely invested in equities, both long and short.

[8]

Standard deviation is a measure of the variability, or volatility, of a security, derived from the security’s historical returns, and used in determining the range of possible future returns. The higher the standard deviation, the greater the potential for volatility.

[9]	UCITS stands for “Undertakings for Collective Investment in Transferable Securities.”

[10]

VIX is the Chicago Board Options Exchange Market Volatility Index, a popular measure of the market’s expectation of stock market volatility over the next 30-day period, often referred to as the fear index.

[11]

HFRX Merger Arbitrage Index is designed to be representative of merger arbitrage strategies used in the hedge fund universe, i.e. strategies which employ an investment process primarily focused on opportunities in equity and equity related instruments of companies which are currently engaged in a corporate transaction. Merger arbitrage involves primarily announced transactions, typically with limited or no exposure to situations which pre-, post-date or situations in which no formal announcement is expected to occur. Opportunities are frequently presented in cross border, collared and international transactions which incorporate multiple geographic regulatory institutions, with typically involve minimal exposure to corporate credits. Merger arbitrage strategies typically have over 75% of positions in announced transactions over a given market cycle.

[12]

iShares MSCI Emerging Markets Index Fund is an exchange traded fund that seeks to provide long-term capital growth by replicating, to the extent possible, the performance of the MSCI Emerging Markets Index, net of expenses. The MSCI Emerging Markets Index is a free float-adjusted market capitalization weighted index provided by MSCI that is designed to measure the equity market performance of emerging markets.

VAN ECK VIP MULTI-MANAGER ALTERNATIVES FUND

FUND ALLOCATION BY STRATEGY*
(unaudited)

Investment Strategy	Implementation	4Q 2011	2Q 2011

Arbitrage
Blended Arbitrage	AQR Diversified Arbitrage Fund	6.32	6.32
Market Neutral	TFS Market Neutral Fund	7.04	9.17
Volatility Arbitrage	Structured Note	5.08	4.99
Volatility Arbitrage	Sub-Adviser: Acorn	5.32	7.05

Long/Short
Emerging Markets	ETFs, Other Securities	3.73	8.07
Event Driven	Open-End Fund	—	4.71
Event Driven	Sub-Adviser: Tiburon	6.45	—
Event Driven	Sub-Adviser: Coe	9.18	9.08
U.S. Equity	Sub-Adviser: Millrace	7.39	9.14
U.S. Equity	Sub-Adviser: Primary	5.37	8.97
Fixed Income	Sub-Adviser: Medley	9.76	10.94
Fixed Income	Loomis Sayles Bond Fund	5.46	—

Global Macro
Discretionary Macro	Marketfield Fund	5.66	—
Discretionary Macro	Dix Hills	—	1.09
Discretionary Macro	Open-End Fund	—	5.21
Systematic Macro	UCITS III: Statistical Value	11.59	11.28
Systematic Macro	UCITS Fund: Virtuoso	—	3.81

Tactical Overlay	ETFs, Other Securities	3.01	0.00

Cash/Equivalents	—	8.64	0.17

Total	—	100.00	100.00

As of December 31, 2011. Portfolio subject to change.

* Percentage of net assets.

SECTOR WEIGHTING NET EXPOSURE**
(unaudited)

As of December 31, 2011. Portfolio subject to change.

** Net exposure was calculated by adding long and short positions.

VAN ECK VIP MULTI-MANAGER ALTERNATIVES FUND

PERFORMANCE COMPARISON
(unaudited)

Average Annual Total Return 12/31/2011	Fund Initial Class	HFRXGL	S&P 500

One Year	(2.27)%	(8.87)%	2.11%

Five Year	1.10%	(2.76)%	(0.25)%

Life (since 5/1/03)	1.61%	0.99%	5.82%

Hypothetical Growth of $10,000 (Since Inception: Initial Class)

Inception date for the Van Eck VIP Multi-Manager Alternatives Fund (Initial Class) was 5/1/03; index returns are calculated as of the nearest month end (4/30/03)

The performance quoted represents past performance. Past performance is no guarantee of future results; current performance may be lower or higher than the performance data quoted. Performance information reflects temporary waivers of expenses and/or fees and does not include insurance/annuity fees and expenses. Investment returns would have been reduced had these fees/expenses been included. Investment return and the value of the shares of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund returns assume that dividends and capital gains distributions have been reinvested in the Fund at NAV. Index returns assume that dividends of the Index constituents in the Index have been reinvested. Performance information current to the most recent month end is available by calling 1.800.826.2333.

The Fund is only available to life insurance and annuity companies to fund their variable annuity and variable life insurance products. These contracts offer life insurance and tax benefits to the beneficial owners of the Fund. Your insurance or annuity company charges, fees and expenses for these benefits are not reflected in this report or in the Fund’s performance, since they are not direct expenses of the Fund. Had these fees been included, returns would have been lower. For insurance products, performance figures do not reflect the cost for insurance and if they did, the performance shown would be significantly lower. A review of your particular life and/or annuity contract will provide you with much greater detail regarding these costs and benefits.

All indices are unmanaged and include the reinvestment of all dividends, but do not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. An index’s performance is not illustrative of the Fund’s performance. Indices are not securities in which investments can be made.

The HFRX Global Hedge Fund Index (HFRXGL) is designed to be representative of the overall composition of the hedge fund universe, and includes convertible arbitrage, distressed securities, equity hedge, equity market neutral, event driven, macro, merger arbitrage, and relative value arbitrage strategies.

The S&P® 500 Index consists of 500 widely held common stocks covering industrial, utility, financial and transportation sectors.

EXPLANATION OF EXPENSES
(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including program fees on purchase payments; and (2) ongoing costs, including management fees and other Fund expenses. This disclosure is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The disclosure is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2011 to December 31, 2011.

Actual Expenses

The first line in the table below provides information about account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as program fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

		Beginning Account Value July 1, 2011	Ending Account Value December 31, 2011	Expenses Paid During the Period* July 1, 2011 - December 31, 2011

Initial Class	Actual	$1,000.00	$985.10	$10.68
	Hypothetical**	$1,000.00	$1,007.18	$10.92

*

Expenses are equal to the Fund’s annualized expense ratio (for the six months ended December 31, 2011), of 2.15% multiplied by the average account value over the period, multiplied by 184 and divided by 365 (to reflect the one-half year period).

**	Assumes annual return of 5% before expenses

VAN ECK VIP MULTI-MANAGER ALTERNATIVES FUND

SCHEDULE OF INVESTMENTS
December 31, 2011

Number of Shares		Value

COMMON STOCKS: 23.3%
Basic Materials: 1.3%
183	Airgas, Inc.	$14,288
1,950	Argonaut Gold, Inc. (CAD) *	13,303
1,700	Continental Gold Ltd. (CAD) *	12,549
970	European Goldfields Ltd. (CAD) *	11,312
1,860	Fortuna Silver Mines, Inc. (CAD) *	10,206
230	Goldcorp, Inc.	10,178
1,240	Guyana Goldfields, Inc. (CAD) *	9,129
840	MAG Silver Corp. *	5,594
190	Newmont Mining Corp.	11,402
850	Osisko Mining Corp. (CAD) *	8,210
1,450	Silvercorp Metals, Inc.	9,280
6,920	Volta Resources, Inc. (CAD) *	6,589

		122,040

Communications: 2.9%
2,736	8x8, Inc.	8,673
4,882	Alcatel-Lucent (ADR)	7,616
959	Bankrate, Inc.	20,619
539	Ceragon Networks Ltd.	4,150
611	Constant Contact, Inc.	14,181
580	DealerTrack Holdings, Inc.	15,811
226	Equinix, Inc.	22,916
20	Google, Inc.	12,918
654	Harmonic, Inc.	3,296
389	Harris Corp.	14,020
376	InterDigital, Inc.	16,382
831	Keynote Systems, Inc.	17,069
1,735	KIT Digital, Inc.	14,661
2,431	Lionbridge Technologies, Inc.	5,567
123	Liquidity Services, Inc.	4,539
2	NeoPhotonics Corp.	9
461	Pandora Media, Inc.	4,615
1,963	Perficient, Inc.	19,650
976	Polycom, Inc.	15,909
434	SPS Commerce, Inc.	11,262
1,065	ValueClick, Inc.	17,349
374	Yahoo!, Inc.	6,033

		257,245

Consumer, Cyclical: 3.3%
420	Buffalo Wild Wings, Inc.	28,354
715	CVS Caremark Corp.	29,158
523	Fuel Systems Solutions, Inc.	8,624
600	Kia Motors Corp. (KRW) #	34,817
344	Life Time Fitness, Inc.	16,082
995	Lions Gate Entertainment Corp.	8,278
3,100	Marisa Lojas S.A.	28,420
236	MSC Industrial Direct Co.	16,886
261	Oxford Industries, Inc.	11,776
366	Pier 1 Imports, Inc.	5,098
397	Royal Caribbean Cruises Ltd.	9,834
498	Select Comfort Corp.	10,802
204	Starbucks Corp.	9,386
335	Tempur-Pedic International, Inc.	17,597
856	Titan International, Inc.	16,657
332	Vera Bradley, Inc.	10,707
1,811	Wabash National Corp.	14,198
665	Zumiez, Inc.	18,460

		295,134

Number of Shares		Value

Consumer, Non-cyclical: 3.8%
496	Amarin Corp Plc (ADR)	$3,715
1,529	BioScrip, Inc.	8,348
703	Booz Allen Hamilton Holding Corp.	12,127
407	DFC Global Corp.	7,350
5,230	EnteroMedics, Inc.	8,891
231	Gen-Probe, Inc.	13,657
3,658	GlobalOptions Group, Inc.	9,511
5,074	Guided Therapeutics, Inc.	7,712
1,339	Heartland Payment Systems, Inc.	32,618
346	ICF International, Inc.	8,574
1,344	IRIS International, Inc.	12,566
765	Meridian Bioscience, Inc.	14,413
531	Mylan, Inc.	11,395
641	Myriad Genetics, Inc.	13,423
1,449	On Assignment, Inc.	16,200
143	PepsiCo, Inc.	9,488
197	Perrigo Co.	19,168
108	Philip Morris International, Inc.	8,476
1,666	Quanta Services, Inc.	35,885
1,122	RSC Holdings, Inc.	20,757
1,776	Spectranetics Corp.	12,823
374	SunOpta, Inc.	1,803
197	Team, Inc.	5,861
376	The Andersons, Inc.	16,416
1,002	TMS International Corp.	9,900
130	United Rentals, Inc.	3,841
242	Zoll Medical Corp.	15,290

		340,208

Diversified: 0.3%
27,580	Noble Group Ltd. (SGD) #	23,963

Energy: 2.5%
163,150	Adaro Energy Tbk PT #	31,750
23,360	Afren Plc (GBP) * #	31,083
63	Apache Corp.	5,707
218	BP Plc (ADR)	9,317
3,617	BPZ Resources, Inc.	10,272
106	Clayton Williams Energy, Inc.	8,043
452	Energy XXI Bermuda Ltd.	14,410
883	Goodrich Petroleum Corp.	12,124
1,117	Green Plains Renewable Energy, Inc.	10,902
2,275	Hercules Offshore, Inc.	10,101
630	Lukoil (ADR)	33,345
215	National Oilwell Varco, Inc.	14,618
205	Rosetta Resources, Inc.	8,918
469	Superior Energy Services, Inc.	13,338
2,928	Synergy Resources Corp.	8,286

		222,214

Financial: 1.5%
884	Assured Guaranty Ltd.	11,616
3,300	BR Malls Participacoes S.A.	32,058
3,660	BR Properties S.A.	36,301
337	Home Bancshares, Inc.	8,732
94	Host Hotels & Resorts, Inc.	1,388
244	JPMorgan Chase & Co.	8,113
762	KeyCorp	5,860
29,117	Tisco Financial Group Plc (THB) #	34,998

		139,066

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS
(continued)

Number of Shares		Value

Industrial: 4.1%
277	Analogic Corp.	$15,877
3	Aptargroup, Inc.	153
490	Astec Industries, Inc.	15,783
390	Atlas Air Worldwide Holdings, Inc.	14,988
343	Carlisle Cos, Inc.	15,195
276	Clean Harbors, Inc.	17,589
286	Danaher Corp.	13,453
920	Dycom Industries, Inc.	19,246
939	EMCOR Group, Inc.	25,175
827	FEI Co.	33,725
2,382	Flow International Corp.	8,337
573	Knight Transportation, Inc.	8,962
300	Landstar System, Inc.	14,376
969	LeCroy Corp.	8,149
318	MasTec, Inc.	5,523
131	Mettler-Toledo International, Inc.	19,350
1,292	NCI Building Systems, Inc.	14,044
149	Old Dominion Freight Line, Inc.	6,039
377	OSI Systems, Inc.	18,390
971	Roadrunner Transportation Systems, Inc.	13,720
124	Roper Industries, Inc.	10,772
8,500	SeaCo Ltd.	5,738
1,224	Swift Transportation Co.	10,086
259	Trimble Navigation Ltd.	11,241
145	Triumph Group, Inc.	8,475
391	Waste Connections, Inc.	12,958
710	Werner Enterprises, Inc.	17,111
23	YRC Worldwide, Inc.	228

		364,683

Technology: 3.5%
313	ACI Worldwide, Inc.	8,964
919	Atmel Corp.	7,444
247	ATMI, Inc.	4,947
839	AXT, Inc.	3,499
802	Callidus Software, Inc.	5,148
295	Ceva, Inc.	8,927
414	Cypress Semiconductor Corp.	6,992
1,620	FSI International, Inc.	5,929
242	iGate Corp.	3,807
4,611	inContact, Inc.	20,427
448	Jack Henry & Associates, Inc.	15,057
2,715	Magma Design Automation, Inc.	19,494
557	Maxwell Technologies, Inc.	9,046
632	Mentor Graphics Corp.	8,570
1,129	Mitek Systems, Inc.	8,185
270	MTS Systems Corp.	11,003
2,078	O2Micro International Ltd. (ADR)	8,291
2,778	OCZ Technology Group, Inc.	18,363
740	Omnicell, Inc.	12,225
152	Opnet Technologies, Inc.	5,574
45	Samsung Electronics Co. Ltd. (KRW) #	41,393
1,194	SciQuest, Inc.	17,038
1,735	Silicon Image, Inc.	8,155
532	Skyworks Solutions, Inc.	8,629
982	Ultratech, Inc.	24,128
301	Veeco Instruments, Inc.	6,261
1,091	Velti Plc	7,419
397	Volterra Semiconductor Corp.	10,167

		315,082

Number of Shares		Value

Utilities: 0.1%
192	Exelon Corp.	$8,327

Total Common Stocks
(Cost: $2,010,885) (a)		2,087,962

Principal Amount

CORPORATE BONDS: 7.8%
	Calumet Specialty Products Partners LP
$12,500	9.38%, 05/01/19 144A	12,063
	Catalyst Paper Corp.
50,000	11.00%, 12/15/16 144A *	26,750
	Clear Channel Communications, Inc.
11,000	5.75%, 01/15/13	10,505
11,000	11.00%, 08/01/16	6,985
	Dynacast International LLC
3,750	9.25%, 07/15/19 144A	3,544
	Earthlink, Inc.
55,000	8.88%, 05/15/19	50,875
	FiberTower Corp.
50,000	9.00%, 01/01/16	27,375
	First Data Corp.
30,000	11.25%, 03/31/16	25,050
	Freescale Semiconductor, Inc.
8,000	9.25%, 04/15/18	8,340
	Lions Gate Entertainment, Inc.
15,000	10.25%, 11/01/16 144A	15,150
	Liz Claiborne, Inc.
70,000	10.50%, 04/15/19 144A	75,250
	MBIA Insurance Corp.
30,000	14.00%, 01/15/33	17,100
	Oasis Petroleum, Inc.
32,000	6.50%, 11/01/21	31,920
	Petrohawk Energy Corp.
15,000	7.25%, 08/15/18	16,950
	Production Resource Group, Inc.
35,000	8.88%, 05/01/19 144A	32,200
	RadioShack Corp.
12,500	6.75%, 05/15/19	10,813
	Satmex Escrow S.A. de C.V.
50,000	9.50%, 05/15/17	51,500
	Sears DC Corp.
17,000	9.14%, 03/13/12	17,006
	Solo Cup Co.
30,000	8.50%, 02/15/14	27,750
	Springleaf Finance Corp.
12,000	4.88%, 07/15/12	11,550
	Sprint Nextel Corp.
30,000	9.00%, 11/15/18 144A	31,575
	Sterling Merger, Inc.
14,000	11.00%, 10/01/19 144A	13,720
	The Bon-Ton Department Stores, Inc.
14,900	10.25%, 03/15/14	9,629
	The Gap, Inc.
68,000	5.95%, 04/12/21	64,972
	The Goldman Sachs Group, Inc.
47,000	5.25%, 07/27/21	45,935
	The River Rock Entertainment Authority
11,000	9.00%, 11/01/18	8,800
432	9.75%, 11/01/11 (c)	346
	Thompson Creek Metals Co, Inc.
40,000	7.38%, 06/01/18	35,800

See Notes to Financial Statements

VAN ECK VIP MULTI-MANAGER ALTERNATIVES FUND

SCHEDULE OF INVESTMENTS
(continued)

Principal Amount		Value

CORPORATE BONDS: (continued)
	Tower Automotive Holdings USA LLC
$15,000	10.63%, 09/01/17 144A	$15,150

Total Corporate Bonds
(Cost: $727,055) (a)		704,603

GOVERNMENT OBLIGATIONS: 1.2%
	United States Treasury Notes
71,000	2.13%, 08/15/21	72,830
28,800	3.63%, 02/15/21	33,442

Total Government Obligations
(Cost: $100,552) (a)		106,272

STRUCTURED NOTES: 5.1%
	Deutsche Bank A.G. London Branch, Alpha Overlay Securities
380,000	09/24/12 § (b)	381,368
57,000	02/08/13 § (b)	55,102
20,000	07/03/13 § (b)	19,528

Total Structured Notes
(Cost: $455,425)		455,998

Number of Shares

CLOSED-END FUND: 0.5%
(Cost: $45,526) (a)
5,050	Eaton Vance Tax-Managed Diversified Equity Income Fund	44,793

EXCHANGE TRADED FUND: 0.9%
(Cost: $81,058)
540	SPDR Gold Trust *	82,075

OPEN-END FUNDS: 35.9%
7,171	AC Risk Parity 12 Vol Fund #	1,040,867
1,039	American Independence Funds Trust – Fusion Fund	20,145
51,200	AQR Diversified Arbitrage Fund	555,523
34,464	Loomis Sayles Bond Fund	480,077
116	Luxcellence – Virtuoso Fund * § #	13,455
35,222	Marketfield Fund	493,811
42,590	TFS Market Neutral Fund	617,135

Total Open-End Funds
(Cost: $3,141,025)		3,221,013

OPTIONS PURCHASED: 0.5%
(Cost: $28,824)
1,200	S+P 500 Index Calls ($1,240, expiring 01/21/12)	43,920

MONEY MARKET FUND: 24.7%
(Cost: $2,220,408)
2,220,408	AIM Treasury Portfolio – Institutional Class	2,220,408

Total Investments: 99.9%
(Cost: $8,810,758)		8,967,044
Other assets less liabilities: 0.1%		11,954

NET ASSETS: 100.0%		$8,978,998

Number of Shares		Value

SECURITIES SOLD SHORT: (22.1)%
COMMON STOCKS: (7.2)%

Basic Materials: (0.5)%
(1,360)	Great Panther Silver Ltd.	$(2,652)
(678)	Huntsman Corp.	(6,780)
(1,073)	Kronos Worldwide, Inc.	(19,357)
(145)	Minefinders Corp.	(1,537)
(718)	RPM International, Inc.	(17,627)

		(47,953)

Communications: (0.6)%
(258)	Acme Packet, Inc.	(7,975)
(228)	ADTRAN, Inc.	(6,876)
(298)	Crown Castle International Corp.	(13,350)
(77)	Factset Research Systems, Inc.	(6,721)
(195)	HomeAway, Inc.	(4,534)
(414)	Juniper Networks, Inc.	(8,450)
(347)	Websense, Inc.	(6,499)

		(54,405)

Consumer, Cyclical: (1.6)%
(258)	Aeropostale, Inc.	(3,935)
(191)	ANN, Inc.	(4,732)
(95)	Arrow Electronics, Inc.	(3,554)
(185)	Bally Technologies, Inc.	(7,319)
(132)	BJ’s Restaurants, Inc.	(5,982)
(195)	Cabela’s, Inc.	(4,957)
(705)	Chico’s FAS, Inc.	(7,854)
(21)	Chipotle Mexican Grill, Inc.	(7,093)
(203)	Cintas Corp.	(7,066)
(376)	Fastenal Co.	(16,397)
(36)	Fossil, Inc.	(2,857)
(1,171)	Interface, Inc.	(13,513)
(137)	JoS. A. Bank Clothiers, Inc.	(6,680)
(180)	Mohawk Industries, Inc.	(10,773)
(95)	O’Reilly Automotive, Inc.	(7,595)
(106)	Papa John’s International, Inc.	(3,994)
(335)	Polaris Industries, Inc.	(18,753)
(259)	Pool Corp.	(7,796)
(21)	Tractor Supply Co.	(1,473)
(138)	Urban Outfitters, Inc.	(3,803)

		(146,126)

Consumer, Non-cyclical: (0.9)%
(369)	Cepheid, Inc.	(12,697)
(293)	DENTSPLY International, Inc.	(10,252)
(159)	Gartner, Inc.	(5,528)
(157)	Laboratory Corp. of America Holdings	(13,497)
(448)	Manpower, Inc.	(16,016)
(43)	Neogen Corp.	(1,318)
(120)	Peet’s Coffee & Tea, Inc.	(7,522)
(104)	Quest Diagnostics, Inc.	(6,038)
(104)	Zillow, Inc.	(2,338)

		(75,206)

Energy: (0.1)%
(191)	Oasis Petroleum, Inc.	(5,556)

Financial: 0.0%
(32)	Credit Suisse Group AG (ADR)	(751)
(27)	Deutsche Bank AG	(1,022)
(128)	Royal Bank of Scotland Group Plc (ADR)	(815)
(61)	UBS AG	(722)

		(3,310)

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS
(continued)

Number of Shares		Value

Industrial: (2.3)%
(3)	Aptargroup, Inc.	$(152)
(999)	Benchmark Electronics, Inc.	(13,457)
(180)	Boeing Co.	(13,203)
(676)	Ceradyne, Inc.	(18,103)
(211)	CH Robinson Worldwide, Inc.	(14,724)
(136)	DXP Enterprises, Inc.	(4,379)
(254)	Emerson Electric Co.	(11,834)
(761)	II-VI, Inc.	(13,972)
(382)	Jabil Circuit, Inc.	(7,510)
(73)	Joy Global, Inc.	(5,473)
(628)	Kaydon Corp.	(19,154)
(499)	MasTec, Inc.	(8,668)
(250)	Measurement Specialties, Inc.	(6,990)
(190)	Nordson Corp.	(7,824)
(615)	Plexus Corp.	(16,839)
(59)	Precision Castparts Corp.	(9,723)
(161)	Texas Industries, Inc.	(4,956)
(238)	Thermo Fisher Scientific, Inc.	(10,703)
(496)	Zebra Technologies Corp.	(17,747)

		(205,411)

Technology: (1.2)%
(447)	ASML Holding N.V.	(18,680)
(107)	Cabot Microelectronics Corp.	(5,056)
(52)	Cerner Corp.	(3,185)
(401)	Digi International, Inc.	(4,475)
(1,435)	Emulex Corp.	(9,844)
(42)	First Solar, Inc.	(1,418)
(365)	Freescale Semiconductor Holdings I Ltd.	(4,617)
(226)	Infosys Ltd. (ADR)	(11,612)
(506)	Intel Corp.	(12,271)
(80)	Interactive Intelligence Group, Inc.	(1,834)
(189)	JDA Software Group, Inc.	(6,122)
(79)	MicroStrategy, Inc.	(8,557)
(355)	Pegasystems, Inc.	(10,437)
(125)	SAP AG (ADR)	(6,619)

		(104,727)

Total Common Stocks
(Proceeds: $(651,589))		(642,694)

Principal Amount

CORPORATE BONDS: (5.5)%
	Allison Transmission, Inc.
$(25,000)	7.13%, 05/15/19 144A	(24,625)
	Best Buy Co., Inc.
(50,000)	5.50%, 03/15/21	(47,914)
	EI du Pont de Nemours & Co.
(47,000)	4.25%, 04/01/21	(53,217)
	France Telecom S.A.
(60,000)	4.13%, 09/14/21	(60,605)
	Freescale Semiconductor, Inc.
(15,000)	8.05%, 02/01/20	(14,175)
(8,000)	9.25%, 04/15/18	(8,310)
	Iron Mountain, Inc.
(30,000)	7.75%, 10/01/19	(31,838)
	Marina District Finance Co., Inc.
(54,350)	9.50%, 10/15/15 144A	(51,089)

Principal Amount		Value

	Pilgrim’s Pride Corp.
$(32,000)	7.88%, 12/15/18 144A	$(30,240)
	Realogy Corp.
(72,500)	7.88%, 02/15/19 144A	(63,438)
	United Rentals North America, Inc.
(15,000)	8.38%, 09/15/20	(14,700)
	United States Steel Corp.
(30,000)	7.38%, 04/01/20	(29,400)
	Univision Communications, Inc.
(70,000)	8.50%, 05/15/21 144A	(64,050)

Total Corporate Bonds
(Proceeds: $(496,649))		(493,601)

GOVERNMENT OBLIGATIONS: (0.8)%
	France Government Bond OAT
(17,000)	3.25%, 10/25/21	(22,149)
	Spain Government Bond
(12,000)	5.50%, 04/30/21	(15,986)
	United States Treasury Notes
(38,600)	2.00%, 11/15/21	(39,046)
(500)	3.63%, 02/15/21	(581)

Total Government Obligations
(Proceeds: $(77,096))		(77,762)

Number of Shares

EXCHANGE TRADED FUNDS: (8.6)%
(178)	Consumer Discretionary Select Sector SPDR Fund	(6,946)
(212)	CurrencyShares Euro Trust	(27,331)
(1,586)	Direxion Daily Emerging Markets Bull 3X Shares	(118,302)
(580)	Direxion Daily Financial Bear 3X Shares	(21,646)
(1,267)	Direxion Daily Financial Bull 3X Shares	(82,165)
(710)	Direxion Daily Small Cap Bull 3X Shares	(31,801)
(1,520)	Direxion Daily Technology Bull 3X Shares	(55,404)
(172)	Industrial Select Sector SPDR Fund	(5,805)
(1,720)	iPATH S&P 500 VIX Short-Term Futures ETN	(61,112)
(79)	iShares Dow Jones Transportation Average Index Fund	(7,067)
(224)	iShares PHLX SOX Semiconductor Sector Index Fund	(11,070)
(648)	iShares Russell 2000 Growth Index Fund	(54,581)
(474)	iShares Russell Microcap Index Fund	(21,164)
(650)	Market Vectors Gold Miners ETF ‡	(33,430)
(375)	Powershares QQQ Trust, Series 1	(20,936)
(1,645)	ProShares UltraPro S&P 500	(98,947)
(638)	SPDR S&P 500 ETF Trust	(80,069)
(42)	SPDR S&P MidCap 400 ETF Trust	(6,701)
(195)	SPDR S&P Retail ETF	(10,247)
(749)	Technology Select Sector SPDR Fund	(19,062)

Total Exchange Traded Funds
(Proceeds: $(844,111))		(773,786)

Total Securities Sold Short
(Proceeds: $(2,069,445))		$(1,987,843)

COVERED OPTIONS WRITTEN: (0.9)%
(Premiums: $(58,776))
(1,200)	S+P 500 Index Calls ($1,200, expiring 1/21/12)	$(80,400)

See Notes to Financial Statements

VAN ECK VIP MULTI-MANAGER ALTERNATIVES FUND

SCHEDULE OF INVESTMENTS
(continued)

ADR	— American Depositary Receipt
CAD	— Canadian Dollar
GBP	— British Pound
KRW	— Korean Won
SGD	— Singapore Dollar
THB	— Thai Baht

(a)	All or a portion of these securities are segregated for securities sold short and written options. Total value of the securities segregated, including cash on deposit with broker, is $4,565,161.
(b)	Issued with zero coupon at par. The security is linked to the performance of the Deutsche Bank Fed Funds Total Return Index and the Deutsche Bank Equity Mean Reversion Alpha Index.
(c)	Security in default.
‡	Affiliated issuer – as defined under the Investment Company Act of 1940.
*	Non-income producing
#

Indicates a fair valued security which has not been valued utilizing an independent quote, but has been valued pursuant to guidelines established by the Board of Trustees. The aggregate value of fair valued securities is $1,252,326 which represents 13.9% of net assets.

§	Illiquid Security – the aggregate value of illiquid securities is $469,453 which represents 5.2% of net assets.
144A

Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended, or otherwise restricted. These securities may be resold in transactions exempt from registration, unless otherwise noted, and the value amounted to $22,199 or 0.2% of net assets.

A summary of the Fund’s transactions in securities of affiliates for the period ended December 31, 2011 is set forth below:

Affiliates	Value 12/31/10	Purchases	Sales Proceeds	Gain (Loss)	Dividend Income	Value 12/31/11

Market Vectors Emerging Markets Local Currency Bond ETF	$—	$79,686	$70,114	$(9,572)	$1,797	$—
Market Vectors Gold Miners ETF	20,039	—	61,150	374	—	(33,430)
Market Vectors Junior Gold Miners ETF	21,580	40,040	62,028	5,206	—	—
Market Vectors Russia ETF	87,534	—	90,291	12,355	—	—

	$129,153	$119,726	$283,583	$8,363	$1,797	$(33,430)

The summary of inputs used to value the Fund’s investments as of December 31, 2011 is as follows:

Long positions	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value

Common Stocks
Basic Materials	$122,040	$—	$—	$122,040
Communications	257,245	—	—	257,245
Consumer, Cyclical	260,317	34,817	—	295,134
Consumer, Non-cyclical	340,208	—	—	340,208
Diversified	—	23,963	—	23,963
Energy	159,381	62,833	—	222,214
Financial	104,068	34,998	—	139,066
Industrial	364,683	—	—	364,683
Technology	273,689	41,393	—	315,082
Utilities	8,327	—	—	8,327
Corporate Bonds	—	704,603	—	704,603
Government Obligations	—	106,272	—	106,272
Structured Notes	—	455,998	—	455,998
Closed-End Fund	44,793	—	—	44,793
Exchange Traded Fund	82,075	—	—	82,075
Open-End Funds	2,166,691	1,054,322	—	3,221,013
Options Purchased	43,920	—	—	43,920
Money Market Fund	2,220,408	—	—	2,220,408

Total	$6,447,845	$2,519,199	$—	$8,967,044

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS
(continued)

Short positions	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value

Common Stocks *	$(642,694)	$—	$—	$(642,694)
Corporate Bonds	—	(493,601)	—	(493,601)
Government Obligations	—	(77,762)	—	(77,762)
Exchange Traded Funds	(773,786)	—	—	(773,786)

Total	$(1,416,480)	$(571,363)	$—	$(1,987,843)

Other Financial Instruments, net **	$(80,400)	$—	$—	$(80,400)

*	See Schedule of Investments for security type and industry sector breakouts.
**	Other financial instruments include written options.

The following table reconciles the valuation of the Fund’s Level 3 investment securities and related transactions during the year ended December 31,2011:

Common Stock

Balance as of 12/31/10	$400
Realized gain (loss)	1,850
Change in unrealized appreciation (depreciation)	(400)
Purchases	—
Sales	(1,850)
Transfers in and/or out of level 3	—

Balance as of 12/31/11	$—

See Notes to Financial Statements

VAN ECK VIP MULTI-MANAGER ALTERNATIVES FUND

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2011

Assets:
Unaffiliated issuers (Cost $8,810,758)	$8,967,044
Deposits with broker for securities sold short	2,019,081
Foreign currency (Cost $38,318)	37,647
Receivables:
Investments sold	77,923
Shares of beneficial interest sold	28,637
Due from Adviser	47,292
Dividends and interest	18,906
Foreign tax reclaim	30
Prepaid expenses	32

Total assets	11,196,592

Liabilities:
Securities sold short – Unaffiliated issuers (proceeds $2,026,721)	1,954,413
Securities sold short – Affiliated issuers (proceeds $42,724)	33,430
Written options, at value (premiums received $58,776)	80,400
Payables:
Dividends on securities sold short	696
Investments purchased	72,840
Shares of beneficial interest redeemed	172
Due to custodian	44
Deferred Trustee fees	1,415
Accrued expenses	74,184

Total liabilities	2,217,594

NET ASSETS	$8,978,998

Shares of beneficial interest outstanding	920,183

Net asset value, redemption and offering price per share	$9.76

Net Assets consist of:
Aggregate paid in capital	$8,946,256
Net unrealized appreciation	214,000
Accumulated net investment loss	(93,066)
Accumulated net realized loss	(88,192)

$8,978,998

See Notes to Financial Statements

STATEMENT OF OPERATIONS
For the Year Ended December 31, 2011

Income:
Dividends — unaffiliated issuers (net of foreign taxes withheld of $921)		$41,167
Dividends — affiliated issuers		1,797
Interest		1,505

Total income		44,469

Expenses:
Management fees	$128,412
Dividends on securities sold short	20,289
Transfer agent fees	16,245
Custodian fees	81,251
Professional fees	32,374
Reports to shareholders	38,998
Insurance	751
Trustees’ fees and expenses	3,058
Interest	146
Other	5,820

Total expenses	327,344
Waiver of management fees	(128,412)
Expenses assumed by the Adviser	(2,211)

Net expenses		196,721

Net investment loss		(152,252)

Net realized gain (loss) on:
Investments — unaffiliated issuers (net of foreign taxes of $132)		16,297
Investments — affiliated issuers		(4,972)
Capital gain distributions received from other investment companies		23,893
Securities sold short — unaffiliated issuers		35,481
Futures contracts		(39,115)
Foreign currency transactions and foreign denominated assets and liabilities		1,730
Options purchased		(150,062)
Written options		143,800

Net realized gain		27,052

Change in net unrealized appreciation (depreciation) on:
Investments, futures contracts, options purchased and written options (net of foreign taxes of $1,598)		(239,481)
Securities sold short — unaffiliated issuers		147,172
Securities sold short — affiliated issuers		9,294
Foreign currency transactions and foreign denominated assets and liabilities		(671)

Change in net unrealized depreciation		(83,686)

Net Decrease in Net Assets Resulting from Operations		$(208,886)

See Notes to Financial Statements

VAN ECK VIP MULTI-MANAGER ALTERNATIVES FUND

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2011	Year Ended December 31, 2010

Operations:
Net investment loss	$(152,252)	$(78,668)
Net realized gain	27,052	538,630
Net change in unrealized depreciation	(83,686)	(119,403)

Net increase (decrease) in net assets resulting from operations	(208,886)	340,559

Dividends and Distributions to shareholders from:
Net investment income	(66,671)	—
Net realized gains	(41,670)	—

Total dividends and distributions	(108,341)	—

Share transactions*:
Proceeds from sale of shares	3,719,148	2,052,442
Reinvestment of dividends and distributions	108,341	—
Cost of shares redeemed	(2,173,340)	(2,381,633)

Net increase (decrease) in net assets resulting from share transactions	1,654,149	(329,191)

Total increase in net assets	1,336,922	11,368

Net Assets:
Beginning of year	7,642,076	7,630,708

End of year (including undistributed (accumulated) net investment income (loss) of ($93,066) and $3,514, respectively)	$8,978,998	$7,642,076

* Shares of beneficial interest issued, reinvested and redeemed (unlimited number of $.001 par value shares authorized):
Shares sold	376,796	206,625
Shares reinvested	10,867	—
Shares redeemed	(221,957)	(243,874)

Net increase (decrease)	165,706	(37,249)

See Notes to Financial Statements

VAN ECK VIP MULTI-MANAGER ALTERNATIVES FUND

FINANCIAL HIGHLIGHTS
For a share outstanding throughout the year:

	Initial Class Shares

	Year Ended December 31,

	2011	2010	2009	2008	2007

Net asset value, beginning of year	$10.13	$9.64	$9.01	$10.73	$10.63

Income from investment operations:
Net investment loss	(0.15)	(0.10)	(0.01)	—(c )	(0.06)
Net realized and unrealized gain (loss) on investments	(0.07)	0.59	1.19	(1.39)	0.52

Total from investment operations	(0.22)	0.49	1.18	(1.39)	0.46

Less distributions from:
Net investment income	(0.09)	—	(0.02)	(0.01)	(0.08)
Net realized gains	(0.06)	—	(0.53)	(0.32)	(0.28)

Total distributions	(0.15)	—	(0.55)	(0.33)	(0.36)

Net asset value, end of year	$9.76	$10.13	$9.64	$9.01	$10.73

Total return (a)	(2.27)%	5.08%	13.75%	(13.26)%	4.35%

Ratios/Supplemental Data
Net Assets, end of year (000’s)	$8,979	$7,642	$7,631	$6,179	$7,468
Ratio of gross expenses to average net assets (b)	3.98%	4.54%	4.64%	4.73%	5.32%
Ratio of net expenses to average net assets (b)	2.38%	2.46%	2.56%	3.24%	4.13%
Ratio of net expenses, excluding dividends on securities sold short and interest expense, to average net assets (b)	2.14%	2.15%	2.09%	2.14%	2.50%
Ratio of net investment income (loss) to average net assets (b)	(1.84)%	(1.04)%	(0.14)%	0.02%	(0.50)%
Portfolio turnover rate	247%	334%	220%	240%	207%

(a)

Total return is calculated assuming an initial investment of made at the net asset value at the beginning of year, reinvestment of any dividends and distributions at net asset value on the dividend/distributions payment date and a redemption on the last day of the year. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.

(b)	The ratios presented do not reflect the Fund’s proportionate share of income and expenses from the Fund’s investments in underlying Funds.
(c)	Amount represents less than $0.005 per share.

See Notes to Financial Statements

VAN ECK VIP MULTI-MANAGER ALTERNATIVES FUND

NOTES TO FINANCIAL STATEMENTS

Note 1—Fund Organization—Van Eck VIP Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Trust was organized as a Massachusetts business trust on January 7, 1987. The Van Eck VIP Multi-Manager Alternatives Fund (the “Fund”) is a non-diversified series of the Trust and seeks to achieve consistent absolute (positive) returns in various market cycles. The Fund currently offers a single class of shares: Initial Class Shares.

Note 2—Significant Accounting Policies—The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund.

A.

Security Valuation— The Fund values its investments in securities and other assets and liabilities carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. Under procedures approved by the Fund’s Board of Trustees, the Fund may utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value. Securities traded on national exchanges or traded on the NASDAQ National Market System are valued at the last sales price as reported at the close of each business day. Securities traded on the NASDAQ Stock Market are valued at the NASDAQ official closing price. Over-the-counter securities not included in the NASDAQ National Market System and listed securities for which no sale was reported are valued at the mean of the bid and ask prices. To the extent these securities are actively traded they are categorized as Level 1 in the fair value hierarchy (as described below). Certain foreign securities, whose values may be affected by market direction or events occurring before the Fund’s pricing time (4:00 p.m. Eastern Time) but after the close of the securities’ primary market, are fair valued using a pricing service and are categorized as Level 2 in the fair value hierarchy. The pricing service considers the correlation of the trading patterns of the foreign security to intraday trading in the U.S. markets, based on indices of domestic securities and other appropriate indicators such as prices of relevant ADR’s and futures contracts. The Fund may also fair value securities in other situations, such as, when a particular foreign market is closed but the Fund is open. Bonds and notes are fair valued using a pricing service which utilizes models that incorporate observable data such as sales of similar securities, broker quotes, yields, bids, offers and reference data and are categorized as Level 2 in the fair value hierarchy. Short-term obligations purchased with more than sixty days remaining to maturity are valued at market value. Short-term obligations purchased with sixty days or less to maturity are valued at amortized cost, which with accrued interest approximates market value. Open-end mutual fund investments (including money market funds) are valued at their closing net asset value each business day and are generally categorized as Level 1 in the fair value hierarchy. Futures are valued using the closing price reported at the close of the respective exchange and are categorized as Level 1 in the fair value hierarchy. Forward foreign currency contracts are valued at the spot currency rate plus an amount (“points”), which reflects the differences in interest rates between the U.S. and foreign markets. Securities for which quotations are not readily available are stated at fair value as determined by the Pricing Committee of Van Eck Associates Corporation (the “Adviser”) appointed by the Board of Trustees. Certain factors such as economic conditions, political events, market trends, the nature of and duration of any restrictions on disposition, trading in similar securities of the issuer or comparable issuers and other security specific information are used to determine the fair value for these securities. Depending on the relative significance of valuation inputs, these securities may be classified either as Level 2 or Level 3 in the fair value hierarchy. The price which the Fund may realize upon sale of an investment may differ materially from the value presented on the Schedule of Investments.

The Fund utilizes various methods to measure the fair value of most of its investments on a recurring basis which includes a hierarchy that prioritizes inputs to valuation methods used to measure fair value. GAAP establishes a fair value hierarchy that prioritizes inputs to valuation techniques used to measure fair value. The hierarchy gives highest priority to unadjusted quoted prices in active markets for identical assets and liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The transfers between levels of the fair value hierarchy assumes the financial instruments were transferred at the beginning of the reporting period. The three levels of the fair value hierarchy are described below:

Level 1 –	Quoted prices in active markets for identical securities.

Level 2 –	Significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 –	Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

A summary of the inputs and the levels used to value the Fund’s investments as well as a table that reconciles the valuation of the Fund’s Level 3 investments, if applicable, is located in the Schedule of Investments.

NOTES TO FINANCIAL STATEMENTS
(continued)

B.

Federal Income Taxes—It is the Fund’s policy to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

C.

Dividends and Distributions to Shareholders—Dividends to shareholders from net investment income and distributions from net realized capital gains, if any, are declared and paid annually. Income dividends and capital gain distributions are determined in accordance with U.S. income tax regulations, which may differ from such amounts determined in accordance with GAAP.

D.

Securities Sold Short—A short sale occurs when a Fund sells a security, which it does not own, by borrowing it from a broker. Proceeds from securities sold short are reported as liabilities on the Statement of Assets and Liabilities and are marked to market daily in accordance with the fair value methodology described in Note 2A. Gains and losses are classified as realized when short positions are closed. In the event that the value of the security that the Fund sold short declines, the Fund will gain as it repurchases the security in the market at the lower price. If the price of the security increases, the Fund will suffer a loss, as it will have to repurchase the security at the higher price. Short sales may incur higher transaction costs than regular securities transactions. Dividends and interest on short sales are recorded as an expense by the Fund on the ex-dividend date or interest payment date, respectively. Cash as collected is deposited in a segregated account with brokers, maintained by the Fund, for its open short sales. Until the Fund replaces the borrowed security, the Fund maintains securities or permissible liquid assets in a segregated account with a broker or custodian sufficient to cover its short positions. Securities sold short at December 31, 2011 are reflected in the Schedule of Investments.

E.

Currency Translation—Assets and liabilities denominated in foreign currencies and commitments under forward foreign currency contracts are translated into U.S. dollars at the closing prices of such currencies each business day. Purchases and sales of investments are translated at the exchange rates prevailing when such investments are acquired or sold. Income and expenses are translated at the exchange rates prevailing when accrued. The portion of realized and unrealized gains and losses on investments that result from fluctuations in foreign currency exchange rates is not separately disclosed. Recognized gains or losses attributable to foreign currency fluctuations on foreign currency denominated assets, other than investments, and liabilities are recorded as net realized gains and losses from foreign currency transactions.

F.

Restricted Securities—The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund’s Schedule of Investments.

G.

Structured Notes—The Fund may invest in structured notes whose values are based on the price movements of a referenced security or index. The value of these structured notes will rise and fall in response to changes in the referenced security or index. On the maturity date of each structured note, the Fund will receive a payment from a counterparty based on the value of the referenced security or index (notional amount multiplied by the price of the referenced security or index) and record a realized gain or loss.

Structured notes may present a greater degree of market risk than many types of securities and may be more volatile and less liquid than less complex securities. Structured notes are also subject to the risks that the issuer of the structured notes may fail to perform its contractual obligations. Structured notes at December 31, 2011 are reflected in the Schedule of Investments.

H.

Use of Derivative Instruments—The Fund may make investments in derivative instruments, including, but not limited to, options, futures, swaps and other derivatives relating to foreign currency transactions. A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. Derivative instruments may be privately negotiated contracts (often referred to as over-the-counter (“OTC”) derivatives) or they may be listed and traded on an exchange. Derivative contracts may involve future commitments to purchase or sell financial instruments or commodities at specified terms on a specified date, or to exchange interest payment streams or currencies based on a notional or contractual amount. Derivative instruments may involve a high degree of financial risk. The use of derivatives also involves the risk of loss if the investment adviser is incorrect in its expectation of the timing or level of fluctuations in securities prices, interest rates or currency prices. Investments in derivative instruments also include the risk of default by the counterparty, the risk that the investment may not be liquid and the risk that a small movement in the price of the underlying security or benchmark may result in a disproportionately large movement, unfavorable or favorable, in the price of the derivative instrument. GAAP requires enhanced disclosures about the Fund’s derivatives and hedging activities. Details of this disclosure are found below as well as in the Schedule of Investments.

VAN ECK VIP MULTI-MANAGER ALTERNATIVES FUND

NOTES TO FINANCIAL STATEMENTS
(continued)

          At December 31, 2011, the Fund had the following derivatives (not designated as hedging instruments under GAAP):

Liability derivatives

Equity risk

Written options[1]	$80,400

[1]	Statement of Assets and Liabilities location: Written options, at value

The impact of transactions in derivative instruments, during the year ended December 31, 2011, were as follows:

	Interest rate risk	Equity risk

Realized gain (loss):
Written options[2]	$—	$143,800
Future contracts[3]	(39,115)	—
Change in appreciation (depreciation):
Written options[4]	—	(25,135)
Futures contracts[4]	(12,044)	—

2	Statement of Operations location: Net realized gain on written options
3	Statement of Operations location: Net realized loss on futures contracts
4	Statement of Operations location: Change in net unrealized appreciation (depreciation) on investments, futures contracts, options purchased and written options

Option Contracts—The Fund are subject to equity price risk, interest rate risk and commodity price risk in the normal course of pursuing their investment objectives. The Fund may invest in call and put options on securities, currencies and commodities to gain exposure to or hedge against changes in the value of equities, interest rates, or commodities. Call and put options gives the Fund the right, but not the obligation, to buy (calls) or sell (puts) the instrument underlying the option at a specified price. The premium paid on the option, should it be exercised, will, on a call, increase the cost of the instrument acquired and, on a put, reduce the proceeds received from the sale of the instrument underlying the option. If the options are not exercised, the premium paid will be recorded as a realized loss upon expiration. The Fund may incur additional risk to the extent the value of the underlying instrument does not correlate with the movement of the option value.

The Fund may also write call or put options in order to gain exposure or to protect against changes in the markets or in an attempt to enhance income or gains. As a writer of an option, the Fund receives a premium. The Fund keeps the premium whether or not the option is exercised. The premium will be recorded, upon expiration of the option, as a realized gain on the Statement of Operations. If the option is exercised, the Fund must sell, in the case of a written call, or buy, in the case of a written put, the underlying instrument at the exercise price. The Fund may write covered puts and calls. A covered call option is an option in which the Fund owns the instrument underlying the call. A covered call sold exposes the Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying instrument or to possible continued holding of an underlying instrument which might otherwise have been sold to protect against a decline in the market price. A covered put exposes the Fund during the term of the option to a decline in price of the underlying instrument. The Fund maintains securities or permissible liquid assets in a segregated account with a broker or custodian sufficient to cover its put option positions. The Fund may incur additional risk from investments in written currency options if there are unanticipated movements in the underlying currencies. Transactions in put and call options written during the year ended December 31, 2011 were as follows:

	Number of Contracts	Premiums

Options outstanding at December 31, 2010	47	$6,701
Options opened	27	1,502
Options written	(122)	(436,171)
Options exercised	(4)	(79)
Options expired	(63)	(7,303)
Options closed	103	376,574

Options outstanding at December 31, 2011	(12)	$(58,776)

Forward Foreign Currency Contracts—The Fund is subject to foreign currency risk in the normal course of pursuing its investment objectives. The Fund may buy and sell forward foreign currency contracts to settle purchases and sales of foreign denominated securities or to hedge foreign denominated assets. Realized gains and losses from forward foreign currency contracts are included in realized gain (loss) on forward foreign currency contracts and foreign currency transactions. The Fund may incur additional risk from investments in forward foreign currency contracts if the counterparty is unable to fulfill its obligation or there are unanticipated movements of the foreign currency relative to the U.S. dollar. The Fund had no outstanding forward foreign currency contracts during the year ended December 31, 2011.

NOTES TO FINANCIAL STATEMENTS
(continued)

Futures Contracts—The Fund is subject to equity price risk in the normal course of pursuing its investment objectives. The Fund may buy and sell futures contracts. The Fund may engage in these transactions to seek performance that corresponds to the Index and in managing cash flows. A futures contract is an agreement between two parties to buy or sell a specified instrument at a set price on a future date. Realized gains and losses from futures contracts are reported separately. For the year ended December 31, 2011, the Fund had outstanding futures contracts for 6 months of the year, of which its monthly average fair value was $304,518.The Fund had no outstanding futures contracts at December 31, 2011.

I.

Other—Security transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date. Interest income, including amortization of premiums and discounts, is accrued as earned. Realized gains and losses are calculated on the identified cost basis. Interest income, including amortization of premiums and discounts, is accrued as earned. Estimated foreign taxes that are expected to be withheld from proceeds at the sale of certain foreign investments is accrued by the Fund and decreases the unrealized gain on investments.

In the normal course of business, the Fund enters into contracts that contain a variety of general indemnifications. The Fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Adviser believes the risk of loss under these arrangements to be remote.

Note 3—Investment Management and Other Agreements—The Adviser is the investment adviser to the Fund. The Adviser receives a management fee, calculated daily and payable monthly based on an annual rate of 2.50% of the Fund’s average daily net assets. The Adviser has agreed, at least until May 1, 2012, to voluntarily waive or limit management fees and/or assume expenses (excluding acquired fund fees and expenses, interest expense, dividends on securities sold short, taxes and extraordinary expenses) exceeding 2.15% of average daily net assets. In addition, the Adviser has agreed to waive its management fee with respect to any portion of the Fund’s assets invested directly by the Adviser in an Underlying Fund (Exchange Traded Funds or Open-End Funds) excluding money market funds. For the year ended December 31, 2011, the Adviser waived management fees in the amount of $57,755 related to the overall expense waiver and $70,657 related to the Underlying Fund waiver. The Adviser offsets the management fees it charges the Fund by the amount it collects as a management fee from an Underlying Fund managed by the Adviser, as a result of an investment of the Fund’s assets by a sub-adviser in such Underlying Fund, and assumed other expenses of $2,211. For the year ended December 31, 2011, the Adviser reduced management fees charged by $828 due to such sub-adviser investments. Certain officers and trustees of the Trust are officers, directors or stockholders of the Adviser and Van Eck Securities Corporation, the Distributor.

As of December 31, 2011, the Fund had six sub-advisers, Acorn Derivatives Management Corp., Coe Capital Management, LLC, Millrace Asset Group, Inc., Primary Funds,LLC, Medley Credit Strategies,LLC (formerly known as Viathon Capital LP, LLC) and Tiburon Capital Management. The Adviser directly paid sub-advisory fees to the sub-advisers at a rate of 1.00% of the portion of the average daily net assets of the Fund managed by each of the sub-advisers.

Note 4—Investments—For the year ended December 31, 2011, the cost of purchases and proceeds from sales of investments-other than U.S. government securities and short-term obligations aggregated $13,244,252 and $12,617,218, respectively. Proceeds of short sales and the cost of purchases of short sale covers aggregated $7,237,032, and $7,621,601, respectively.

Note 5—Income Taxes—For Federal income tax purposes, the identified cost of investments owned at December 31, 2011 was $8,992,237 and net unrealized depreciation aggregated $25,193 of which $337,379 related to appreciated securities and $362,572 related to depreciated securities.

At December 31, 2011, the components of accumulated earnings, on a tax basis, were as follows:

Accumulated capital losses	$(3,484)
Other temporary difference	(1,415)
Unrealized appreciation	37,641

Total	$32,742

The tax character of dividends and distributions paid to shareholders were as follows:

Year Ended December 31, 2011

Ordinary income	$63,389
Long Term capital gains	44,952

Total	$108,341

During the year ended December 31, 2011, the Fund incurred $229 of capital loss carry forwards which have no expiration date.

During 2011, as a result of permanent book to tax differences, the Fund decreased net investment loss by $122,343, increased accumulated net realized loss on investments by $37,096 and decreased aggregate paid in capital by $85,247. Net assets were

VAN ECK VIP MULTI-MANAGER ALTERNATIVES FUND

NOTES TO FINANCIAL STATEMENTS
(continued)

not affected by this reclassification. These differences are primarily due to foreign currency transactions and investments in passive foreign investment companies.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more-likely-than-not” to be sustained assuming examination by applicable tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years (tax years ended tax years ended December 31, 2008-2010), or expected to be taken in the Fund’s current tax year. The Fund does not have exposure for additional years that might still be open in certain foreign jurisdictions. Therefore, no provision for income tax is required in the Fund’s financial statements.

The Fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the year, the Fund did not incur any interest or penalties.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which changed various technical rules governing the tax treatment of regulated investment companies. The changes are generally effective for taxable years beginning after the date of enactment. One of the more prominent changes addresses capital loss carryforwards. Under the Act, a fund will be permitted to carry forward capital losses incurred in taxable years beginning after the date of enactment for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under previous regulation.

Note 6—Concentration of Risk—The Fund may invest in debt securities which are rated as below investment grade by rating agencies. Such securities involve more risk of default than do higher rated securities and are subject to greater price variability.

At December 31, 2011, Van Eck Securities Corp. owns approximately 16% of the outstanding shares of beneficial interest Fund. Additionally, the aggregate shareholder accounts of four insurance companies own approximately 23%, 21%, 21% and 15% of the outstanding shares of beneficial interest of the Fund.

Note 7—Bank Line of Credit—The Trust may participate with Van Eck Funds (collectively the “VE/VIP Funds”) in a $20 million committed credit facility (the “Facility”) to be utilized for temporary financing until the settlement of sales or purchases of portfolio securities, the repurchase or redemption of shares of the Fund at the request of the shareholders and other temporary or emergency purposes. The VE/VIP Funds have agreed to pay commitment fees, pro rata, based on the unused but available balance. Interest is charged to the VE/VIP Funds at rates based on prevailing market rates in effect at the time of borrowings. The average daily loan balance during the 30 day period for which a loan was outstanding amounted to $138,832 and the weighted average interest rate was 1.48%. At December 31, 2011, the Fund had no outstanding borrowings under the Facility.

Note 8—Trustee Deferred Compensation Plan—The Trust has a Deferred Compensation Plan (the “Deferred Plan”) for Trustees under which the Trustees can elect to defer receipt of their trustee fees until retirement, disability or termination from the Board of Trustees. The fees otherwise payable to the participating Trustees are deemed invested in shares of the Van Eck Funds (another registered investment company managed by the Adviser) as directed by the Trustees.

The expense for the Deferred Plan is included in “Trustees’ fees and expenses” in the Statement of Operations. The liability for the Deferred Plan is shown as “Deferred Trustee fees” in the Statement of Assets and Liabilities.

Note 9—Custodian Fees—The Fund has entered into an expense offset agreement with its custodian wherein it receives credit toward the reduction of custodian fees whenever there are uninvested cash balances. For the year ended December 31, 2011, there were no offsets of custodial fees.

Note 10—Recent Accounting Pronouncements—In May 2011, FASB issued ASU No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and International Financial Reporting Standards (“IFRS”)”. ASU No. 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and IFRS. ASU No. 2011-04 will require reporting entities to disclose the following information for fair value measurements categorized within Level 3 of the fair value hierarchy: quantitative information about the unobservable inputs used in the fair value measurement, the valuation processes used by the reporting entity and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, ASU No. 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2011. At this time, management is evaluating the implications of ASU No. 2011-04 and its impact on the Fund’s financial statements.

NOTES TO FINANCIAL STATEMENTS
(continued)

Note 11—Subsequent Event Review—The Fund has evaluated subsequent events and transactions for potential recognition or disclosure through the date the financial statements were issued.

TAX INFORMATION
(unaudited)
For the 2011 fiscal year, 43% of the ordinary income dividends paid by the Fund qualified for the Corporate Dividends Received Deduction.

VAN ECK VIP MULTI-MANAGER ALTERNATIVES FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees of Van Eck VIP Trust and
Shareholders of Van Eck VIP Multi-Manager Alternatives Fund:

We have audited the accompanying statement of assets and liabilities of Van Eck VIP Multi-Manager Alternatives Fund (one of the Funds comprising Van Eck VIP Trust) (the “Fund”), including the schedule of investments, as of December 31, 2011, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2011, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund at December 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York
February 14, 2012

APPROVAL OF SUB-ADVISORY AGREEMENTS

The Investment Company Act of 1940, as amended, provides, in substance, that each investment advisory agreement between a fund and its investment advisers will be entered into only if it is approved, and will continue in effect from year to year, after an initial two-year period, only if its continuance is approved at least annually, by the Board of Trustees (the “Board”), including by a vote of a majority of the Trustees who are not “interested persons” of the Fund (“Independent Trustees”), cast in person at a meeting called for the purpose of considering such approval.

Approval of New Sub-Advisory Agreements

At an in-person meeting held on March 8-9, 2011 (the “March Meeting”) and at an in-person meeting held on June 29-30, 2011 (the “June Meeting”), the Board, which is comprised exclusively of Independent Trustees, considered authorizing the Adviser to enter into new sub-advisory agreements with respect to the Fund, for an initial two-year term with Acorn Derivatives Management Corp. (“Acorn”), Coe Capital Management, LLC (“Coe”) and Millrace Asset Group, Inc. (“Millrace”) at the March Meeting, and with SW Asset Management, LLC (“SW”) and Tiburon Capital Management, LLC (“Tiburon”) at the June Meeting, each to serve as a sub-adviser for the Fund (each of Acorn, Coe, Millrace, SW and Tiburon a “New Sub-adviser” and collectively, the “New Sub-advisers”).

The Board reviewed and considered information that had been provided throughout the year at regular Board meetings as well as information prepared specifically in connection with the Board’s deliberations with respect to the approval of the proposed sub-advisory arrangements for the Fund. This information included, among other things, information about the Adviser’s short-term and long-term business plans with respect to the Fund; a description of the proposed sub-advisory agreements, their terms, and the services to be provided and fees to be paid thereunder; and information regarding each New Sub-adviser’s organization, personnel, investment processes and strategies, and key compliance procedures.

In considering whether to approve a sub-advisory agreement with each New Sub-adviser, the Board evaluated the following factors: (1) the nature, extent and quality of the services to be provided by the New Sub-adviser; (2) the capabilities and background of the New Sub-adviser’s investment personnel, and the overall capabilities, experience, resources and strengths of the New Sub-adviser in managing other accounts utilizing similar investment strategies; (3) the terms of the sub-advisory agreement with the New Sub-adviser and the reasonableness and appropriateness of the particular fee to be paid for the services described therein; (4) the willingness and ability of the New Sub-adviser to implement its investment strategy for the Fund with a small amount of assets at the inception of the sub-advisory relationship; (5) the scalability of the New Sub-adviser’s processes and procedures over time; and (6) the Fund’s structure and the manner in which the New Sub-adviser’s investment strategy will assist the Fund in pursuing its investment objectives. The Board also met with representatives from each New Sub-adviser.

In considering the proposal to approve a sub-advisory agreement with each of the New Sub-advisers, the Board noted that, combined, members of Acorn’s portfolio management team have more than 45 years’ experience, members of Coe’s portfolio management have more than 17 years’ experience, members of Millrace’s portfolio management team have more than 33 years’ experience, members of SW’s portfolio management team have over thirty years of experience and Tiburon’s portfolio manager has nearly twenty years of experience in the securities industry. The Board also considered the importance to the Fund of having access to investment advisers with experience running certain types of investment strategies and the relatively small number of investment advisers available to the Fund with experience in deploying these investment strategies, e.g. Acorn runs an actively managed call spread strategy which the Adviser expects will help manage the volatility of the Fund’s portfolio, Coe and Millrace run small and small/mid cap long/short equity strategies which are strategies similar to those run by two of the Fund’s other sub-advisers that recently departed, SW is experienced in managing emerging market corporate debt strategies and Tiburon focuses on liquid mid-cap long/short credit/equity strategies.

The Board concluded that each New Sub-adviser is qualified to manage a portion of the Fund’s assets in accordance with its investment objectives and policies, that each New Sub-adviser’s investment strategy is appropriate for pursuing the Fund’s investment objectives, and that such strategy would be complementary to the investment strategies employed by the Fund’s other sub-advisers. The Board also concluded that the fees payable to each New Sub-adviser for its services are reasonable.

In view of the anticipated size of the Fund and the fact that each New Sub-adviser is not affiliated with the Adviser, the Board did not consider the profitability of the New Sub-advisers to be relevant to its consideration of the sub-advisory agreements.

The Board did not consider any single factor as controlling in determining whether or not to enter into the sub-advisory agreements with the New Sub-advisers. Nor are the items described herein all of the matters considered by the Board. Based on its consideration of the foregoing factors and conclusions, and such other factors and conclusions as it deemed relevant, and assisted by the advice of its independent counsel, the Board concluded that entering into the sub-advisory agreements, including the fee structures, is in the interests of shareholders, and accordingly, the Board approved entering into a sub-advisory agreement with each New Sub-adviser.

VAN ECK VIP MULTI-MANAGER ALTERNATIVES FUND

APPROVAL OF SUB-ADVISORY AGREEMENTS
(continued)

Approval of New Sub-Advisory Agreement with Viathon

At an in-person meeting held on March 8-9, 2011 (the “Meeting”), the Board considered authorizing the Adviser to enter into a new sub-advisory agreement (the “New Agreement”) with Viathon Capital, LP (“Viathon”), or any successor in interest of Viathon (such successor in interest being referred to herein as the “Surviving Sub-Adviser”) for an initial two-year term. The Board reviewed and considered information that had been provided at the in-person meeting held on September 14-15, 2010 at which the Board approved an initial sub-advisory agreement between the Adviser and Viathon (the “Initial Agreement”), as well as information prepared specifically in connection with the Board’s deliberations with respect to the approval of the New Agreement. This information included, among other things, a description of the terms of the New Agreement, the services to be provided and fee to be paid thereunder; and information regarding any changes that may occur following the Transaction (as defined below) to the Surviving Sub-Adviser’s organization, personnel, investment strategies, or key compliance procedures.

In considering whether to approve the New Agreement with the Surviving Sub-Adviser, in addition to the factors discussed above in connection with the approval of the Initial Agreement, the Board evaluated the following factors: (1) the terms of the Initial Agreement and New Agreement, including with respect to the sub-advisory rate to be charged for sub-advisory services, will be identical (other than the effective dates thereof and the identity of the Surviving Sub-Adviser); (2) Viathon and Medley Capital Holdings LLC and one or more wholly-owned subsidiaries thereof (collectively, “Medley”) have represented to the Board that the transaction pursuant to which Medley would acquire control of Viathon (the “Transaction”) will not result in a change to the key personnel responsible for managing the assets of the Fund or the investment processes, strategies, or compliance policies and procedures of the Surviving Sub-Adviser; and (3) Viathon and Medley have represented that Medley will make available to the Surviving Sub-Adviser the administrative support services of Medley’s larger organization. Prior to taking action to approve the New Agreement, the Board met with representatives of Viathon and Medley.

The Board concluded that, after the closing of the Transaction, the Surviving Sub-Adviser will continue to be qualified to manage a portion of the Fund’s assets in accordance with its investment objectives and policies and that the fees payable to the Surviving Sub-Adviser for its services are reasonable. Accordingly, the Board approved the New Agreement and authorized the Adviser to enter into the New Agreement with the Surviving Sub-Adviser effective upon the closing.

BOARD OF TRUSTEES AND OFFICERS
(unaudited)

Trustee’s Name, Address(1) and Age	Position(s) Held with Trust, Term of Office(2) and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Trust Complex(3) Overseen by Trustee	Other Directorships Held Outside the Fund Complex(3) During the Past Five Years

Independent Trustees

Jon Lukomnik 55 (A)(G)	Trustee since March 2006; Currently, Chairman of the Governance Committee	Managing Partner, Sinclair Capital LLC, 2008 to present; Program Director, IRRC Institute, 2008 to present.	9	Director, The Governance Fund, LLC; formerly Director of Sears Canada, Inc.

Jane DiRenzo Pigott 54 (A)(G)	Trustee since July 2007	Managing Director, R3 Group, LLC, 2002 to present.	9	Director and Chair of Audit Committee of 3E Company; formerly Director of MetLife Investment Funds, Inc.

Wayne H. Shaner 64 (A)(G)	Trustee since March 2006	Managing Partner, Rockledge Partners LLC, 2003 to present; Public Member of the Investment Committee, Maryland State Retirement System since 1991.	9	Director, The Torray Funds, since 1993 (Chairman of the Board since December 2005).

R. Alastair Short 58 (A)(G)	Trustee since June 2004; Currently, Vice Chairman of the Board and Chairman of the Audit Committee	President, Apex Capital Corporation (personal investment vehicle), Jan. 1988 to present; Vice Chairman, W. P. Stewart & Co., Ltd. (asset management firm), September 2007 to September 2008; Managing Director, The GlenRock Group, LLC (private equity investment firm), May 2004 to September 2007.	53	Chairman and Independent Director, EULAV Asset Management, January 2011 to present; Independent Director, Tremont offshore funds, June 2009 to present; Director, Kenyon Review.

Richard D. Stamberger 52 (A)(G)	Trustee since 1995; Currently, Chairman of the Board	President and CEO, SmartBrief, Inc. (business media company), 1999 to present.	53	None.

Robert L. Stelzl 66 (A)(G)	Trustee since July 2007	Trustee, Joslyn Family Trusts, 2003 to present; President, Rivas Capital (real estate property management services company), 2004 to present.	9	Director, Brookfield Properties, Inc.; Director and Chairman, Brookfield Homes, Inc.

(1)	The address for each Trustee and officer is 335 Madison Avenue, 19th Floor, New York, New York 10017.
(2)

Each Trustee serves until resignation, death, retirement or removal. The Board established a mandatory retirement policy applicable to all independent Trustees, which provides that Independent Trustees shall resign from the Board on December 31 of the year such Trustee reaches the age of 75.

(3)	The Fund Complex consists of Van Eck Funds, Van Eck VIP Trust and Market Vectors ETF Trust.
(A)	Member of the Audit Committee.
(G)	Member of the Governance Committee.

VAN ECK VIP MULTI-MANAGER ALTERNATIVES FUND

BOARD OF TRUSTEES AND OFFICERS
(unaudited) (continued)

Officer’s Name, Address(1) and Age	Position(s) Held with Trust,	Term of Office and Length of Time Served(2)	Principal Occupations During the Past Five Years

Officers:

Russell G. Brennan, 47	Assistant Vice President and Assistant Treasurer	Since 2008	Manager (Portfolio Administration) of the Adviser; Officer of other investment companies advised by the Adviser.

Charles T. Cameron, 51	Vice President	Since 1996	Director of Trading (Since 1995) and Portfolio Manager (Since 1997) for the Adviser; Officer of other investment companies advised by the Adviser.

John J. Crimmins, 54	Vice President and Treasurer	Since 2009

Vice President of Portfolio Administration of the Adviser (Since 2009); Vice President of Van Eck Securities Corporation (VESC) and Van Eck Absolute Return Advisers (VEARA) (Since 2009); Chief Financial, Operating and Compliance Officer, Kern Capital Management LLC (September 1997-February 2009); Officer of other investment companies advised by the Adviser.

Susan C. Lashley, 56	Vice President	Since 1998	Vice President of the Adviser and VESC; Officer of other investment companies advised by the Adviser.

Thomas K. Lynch, 55	Chief Compliance Officer	Since 2007

Chief Compliance Officer of the Adviser and VEARA (Since December 2006) and VESC (Since August 2008); Vice President of the Adviser, VEARA and VESC, Treasurer (April 2005-December 2006); Officer of other investment companies advised by the Adviser.

Laura I. Martínez, 31	Assistant Vice President and Assistant Secretary	Since 2008

Assistant Vice President, Associate General Counsel and Assistant Secretary of the Adviser, VESC and VEARA (Since 2008); Associate, Davis Polk & Wardwell (October 2005-June 2008); Stanford Law School (September 2002-June 2005); Officer of other investment companies advised by the Adviser.

Joseph J. McBrien, 63	Senior Vice President, Secretary and Chief Legal Officer	Since 2005

Senior Vice President, General Counsel and Assistant Secretary of the Adviser, VESC and VEARA (Since December 2005); Director of VESC and VEARA; Officer of other investment companies advised by the Adviser.

Jonathan R. Simon, 37	Vice President and Assistant Secretary	Since 2006	Vice President, Associate General Counsel and Assistant Secretary of the Adviser, VESC and VEARA (Since 2006); Officer of other investment companies advised by the Adviser.

Bruce J. Smith, 56	Senior Vice President and Chief Financial Officer	Since 1985	Director, Senior Vice President, Chief Financial Officer, Treasurer and Controller of the Adviser, VESC and VEARA (Since 1997); Officer of other investment companies advised by the Adviser.

Jan F. van Eck, 48	Chief Executive Officer and President	Since 2005 (serves as Chief Executive Officer and President since 2010, prior thereto served as Executive Vice President)

Director, President and Owner of the Adviser; Director and President of VESC; Director and President of VEARA; Trustee, President and Chief Executive Officer of Market Vectors ETF Trust; Officer of other investment companies advised by the Adviser.

(1)	The address for each Executive Officer is 335 Madison Avenue, 19th Floor, New York, NY 10017.
(2)	Officers are elected yearly by the Trustees.

This report must be preceded or accompanied by a Van Eck VIP (the “Trust”) Prospectus, which includes more complete information. An investor should consider the investment objective, risks, and charges and expenses of the Fund carefully before investing. The prospectus contains this and other information about the investment company. Please read the prospectus carefully before investing.

Additional information about the Trust’s Board of Trustees/Officers and a description of the policies and procedures the Trust uses to determine how to vote proxies relating to portfolio securities are provided in the Statement of Additional Information. The Statement of Information and information regarding how the Trust voted proxies relating to portfolio securities during the most recent twelve month period ending June 30 is available, without charge, by calling 800.826.2333, or by visiting vaneck.com, or on the Securities and Exchange Commission’s website at http://www.sec.gov.

The Trust files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Qs are available on the Commission’s website at http://www.sec.gov and may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 202.942.8090. The Fund’s complete schedule of portfolio holdings is also available by calling 800.826.2333 or by visiting vaneck.com.

Investment Adviser:	Van Eck Associates Corporation
Distributor:	Van Eck Securities Corporation
335 Madison Avenue, New York, NY 10017
vaneck.com
Account Assistance:	800.544.4653

vaneck.com

VIPMMAAR

Item 2. CODE OF ETHICS

a)   The Registrant has adopted a code of ethics (the "Code of Ethics") that applies to the principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

b)   Not applicable.

c)   The Registrant has not amended its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

d)   The Registrant has not granted a waiver or an implicit waiver from a provision of its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

e)   Not applicable.

f)   The Registrant's Code of Ethics is attached as an Exhibit hereto.

Item 3. AUDIT COMMITTEE FINANCIAL EXPERT

     The Registrant's Board of Trustees has determined that Alastair Short, member of the Audit and Governance Committees, is an "audit committee financial expert" and "independent" as such terms are defined in the instructions to Form N-CSR Item 3(a)(2).

Item 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES

a)   Audit Fees

     Ernst & Young, as principal accountant for the Van Eck VIP Trust, billed audit fees of $112,000 for 2011 and $113,500 for 2010.

b)   Audit-Related Fees

     Ernst & Young billed other audit-related fees of $0 for 2011 and $6,134 for 2010.

c)   Tax Fees

     Ernst & Young billed tax fees of $16,400 for 2011 and $20,500 for 2010.

d)   All Other Fees

     None.

e)   The Audit Committee pre-approves all audit and non-audit services to be provided to the Fund by the independent accountants as required by Section
     10A of the Securities Exchange Act of 1934. The Audit Committee has
     authorized the Chairman of the Audit Committee to approve, between meeting dates, appropriate non-audit services.

     The Audit Committee after considering all factors, including a review of independence issues, will recommend to the Board of Trustees the independent auditors to be selected to audit the financial statements of the Funds.

f)   Not applicable.

g)   Ernst & Young does not provide services to the Registrant's investment adviser or any entity controlling, controlled by, or under common control with the adviser.

h)   Not applicable.

Item 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

     Not  applicable.

Item 6.   SCHEDULE OF INVESTMENTS

     Information included in Item 1.

Item 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END
        MANAGEMENT INVESTMENT COMPANIES

     Not applicable.

Item 8. PORTFOLIO MANAGER OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

     Not applicable.

Item 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT
        COMPANY AND AFFILIATED PURCHASERS.

     Not applicable.

Item 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

     None.

Item 11. CONTROLS AND PROCEDURES.

(a)  The Chief Executive Officer and the Chief Financial Officer have concluded that the Van Eck VIP Multi-Manager Alternatives Fund disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company
     Act) provide reasonable assurances that material information relating to the Van Eck VIP Multi-Manager Alternatives Fund is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b)  There were no significant changes in the registrant's internal controls over financial reporting or in other factors that could significantly affect these controls over financial reporting subsequent to the date of our evaluation.

Item 12. EXHIBITS.

(a)(1) The code of ethics is attached as EX-99.CODE ETH

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2) is attached as Exhibit 99.CERT.

(b)  Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is furnished as Exhibit 99.906CERT.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) VAN ECK VIP TRUST - VAN ECK VIP MULTI-MANAGER ALTERNATIVES
FUND

By (Signature and Title) /s/ Bruce J. Smith, SVP & CFO
                         ---------------------------------
Date  March 2, 2012
     -------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title) /s/ Jan F. van Eck, CEO
                        --------------------------
Date  March 2, 2012
     -------------------

By (Signature and Title)  /s/ Bruce J. Smith, CFO
                         ------------------------

Date  March 2, 2012
     -------------------